EdR
COLLEGIATE HOUSING

Supplemental Financial Information
2016Q4

Live here
Live well.

2016Q4

Our Communities

are designed and built to provide comfortable living-learning environments with services and amenities that today's students require. Our community teams also provide a foundation of programs and smiles that help our residents flourish and be successful outside the classroom.

If you'd like to learn more about EdR's communities and operations, visit us online at EdRTrust.com.

Financial Highlights	1
Balance Sheet	2
Operating Results	3
Funds from Operations	5
Community Operating Results	6
Same-Community Expenses by Category	7
Community Operations – Trailing Five Quarters	8
2016 Results Presented in 2017 Same-Community Mix	10
Preleasing Summary	12
Same-Community Preleasing by Region & Distance	13
Top EdR Markets and States by Revenue	14
New Supply & Enrollment–EdR Markets	16
Owned Community Projected 2017 New Supply & Demand Information	17
Owned Development Summary	18
Capital Allocation – Long Term Funding Plan	19
Third-Party Development Summary	20
Capital Structure	21
Unsecured Senior Note Covenants	24
Reconciliation of Non-GAAP Measures	25
2017 Guidance	27
Community Listing-Owned	29
Investor Relations	31
Definitions	32
Safe Harbor Statement	33

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended December 31,				Year ended December 31,
	2016	2015	$ Chg	% Chg	2016	2015	$ Chg	% Chg

Same-community revenue	$60,056	$59,270	$786	1.3%	$218,729	$212,318	$6,411	3.0%
Total community revenue	80,437	71,781	8,656	12.1%	274,187	240,623	33,564	13.9%
Total revenue	84,224	75,520	8,704	11.5%	288,968	255,162	33,806	13.2%

Same-community net operating income	38,313	37,770	543	1.4%	128,062	123,990	4,072	3.3%
Total community net operating income	52,626	45,950	6,676	14.5%	162,809	139,340	23,469	16.8%
Total operating income	18,133	19,857	(1,724)	(8.7)%	49,066	45,055	4,011	8.9%

Net income attributable to EdR	14,133	14,773	(640)	(4.3)%	44,924	19,911	25,013	125.6%
Per share - basic	$0.19	$0.28	$(0.09)	(32.1)%	$0.65	$0.40	$0.25	62.5%
Per share - diluted	0.19	0.27	(0.08)	(29.6)%	0.65	0.40	0.25	62.5%

Funds from operations (FFO)	39,692	31,074	8,618	27.7%	105,973	86,079	19,894	23.1%
Per weighted average share/unit (1)	$0.54	$0.58	$(0.04)	(6.9)%	$1.52	$1.72	$(0.2)	(11.6)%

Core funds from operations (Core FFO)	43,219	32,664	10,555	32.3%	122,980	91,557	31,423	34.3%
Per weighted average share/unit (1)	$0.59	$0.61	$(0.02)	(3.3)%	$1.77	$1.83	$(0.06)	(3.3)%

FINANCIAL RATIOS:
	12/31/2016		12/31/2015
Net debt to gross assets	17.4%		27.2%
Debt to gross assets	18.4%		28.3%
Net debt to enterprise value	13.5%		22.0%
Interest coverage ratio (TTM)	9.0x		4.8x
Net debt to EBITDA - Adjusted (TTM)	1.7x		4.0x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

FOURTH QUARTER 2016	1

BALANCE SHEET

(Amount in thousands, except share and per share data, unaudited)
	December 31, 2016	December 31, 2015
Assets
Collegiate housing properties, net (1)	$2,108,706	$1,774,796
Assets under development	289,942	117,384
Cash and cash equivalents	34,475	33,742
Restricted cash	7,838	9,784
Other assets	65,224	66,125
Total assets	$2,506,185	$2,001,831

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized deferred financing costs	$62,520	$204,511
Unsecured revolving credit facility	20,000	—
Unsecured term loan, net of unamortized deferred financing costs	186,738	186,518
Unsecured senior notes, net of unamortized deferred financing costs	247,938	247,678
Accounts payable and accrued expenses	127,872	85,670
Deferred revenue	20,727	19,024
Total liabilities	665,795	743,401

Commitments and contingencies	—	—

Redeemable noncontrolling interests	38,949	13,560

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 73,075,455 and 56,879,003 shares issued and outstanding as of December 31, 2016 and 2015, respectively	731	569
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,802,852	1,263,603
Accumulated deficit	—	(21,998)
Accumulated other comprehensive loss	(3,564)	(5,475)
Total EdR stockholders' equity	1,800,019	1,236,699
Noncontrolling interest	1,422	8,171
Total equity	1,801,441	1,244,870

Total liabilities and equity	$2,506,185	$2,001,831

(1) Amount is net of accumulated depreciation of $315,634 and $270,993, as of December 31, 2016 and 2015, respectively.

FOURTH QUARTER 2016	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended December 31,			Year ended December 31,
	2016	2015	$ Change	2016	2015	$ Change
Revenues:
Collegiate housing leasing revenue	$80,437	$71,781	$8,656	$274,187	$240,623	$33,564
Third-party development consulting services	636	702	(66)	2,364	2,233	131
Third-party management services	1,032	972	60	3,588	3,670	(82)
Operating expense reimbursements	2,119	2,065	54	8,829	8,636	193
Total revenues	84,224	75,520	8,704	288,968	255,162	33,806
Operating expenses:
Collegiate housing leasing operations	27,811	25,831	1,980	111,378	101,283	10,095
Development and management services	2,706	3,218	(512)	10,671	11,446	(775)
General and administrative	2,422	2,773	(351)	10,413	9,000	1,413
Development pursuit, acquisition costs and severance	292	47	245	1,190	452	738
Depreciation and amortization	22,462	18,417	4,045	81,413	68,022	13,391
Ground lease expense	3,633	3,312	321	12,462	11,268	1,194
Loss on impairment of collegiate housing properties	2,500	—	2,500	2,500	—	2,500
Other operating expense(1)	2,146	—	2,146	1,046	—	1,046
Reimbursable operating expenses	2,119	2,065	54	8,829	8,636	193
Total operating expenses	66,091	55,663	10,428	239,902	210,107	29,795

Operating income	18,133	19,857	(1,724)	49,066	45,055	4,011

Nonoperating (income) expenses:
Interest expense	3,345	6,834	(3,489)	15,454	24,449	(8,995)
Amortization of deferred financing costs	351	562	(211)	1,731	2,089	(358)
Interest income	(61)	(69)	8	(490)	(213)	(277)
Loss on extinguishment of debt	—	403	(403)	10,611	403	10,208
Total nonoperating expenses	3,635	7,730	(4,095)	27,306	26,728	578
Income before equity in earnings of unconsolidated entities, income taxes and gain on sale of collegiate housing communities	14,498	12,127	2,371	21,760	18,327	3,433
Equity in earnings (losses) of unconsolidated entities	289	155	134	(328)	(668)	340
Income before income taxes and gain on sale of collegiate housing properties	14,787	12,282	2,505	21,432	17,659	3,773
Income tax expense	460	22	438	684	347	337
Income before gain on sale of collegiate housing properties	14,327	12,260	2,067	20,748	17,312	3,436
Gain on sale of collegiate housing properties	—	2,770	(2,770)	23,956	2,770	21,186
Net income	14,327	15,030	(703)	44,704	20,082	24,622

FOURTH QUARTER 2016	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended December 31,			Year ended December 31,
	2016	2015	$ Change	2016	2015	$ Change

Less: Net income (loss) attributable to the noncontrolling interests	194	257	(63)	(220)	171	(391)
Net income attributable to Education Realty Trust, Inc.	$14,133	$14,773	$(640)	$44,924	$19,911	$25,013

Other comprehensive income (loss):
Gain (loss) on cash flow hedging derivatives	4,748	2,419	2,329	1,911	(1,010)	2,921
Comprehensive income	$18,881	$17,192	$1,689	$46,835	$18,901	$27,934

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share – basic	$0.19	$0.28	$(0.09)	$0.65	$0.40	$0.25
Net income attributable to Education Realty Trust, Inc. common stockholders per share – diluted	$0.19	$0.27	$(0.08)	$0.65	$0.40	$0.25

Weighted average shares of common stock outstanding – basic	73,357	53,486		69,336	49,676
Weighted average shares of common stock outstanding – diluted (2)	73,595	53,788		69,600	49,991

(1) Represents the change in fair value of contingent consideration liabilities associated with the acquisitions of the Hub at Madison and Urbane during 2016.
(2) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Units and shares issuable upon settlement of forward equity agreements.

FOURTH QUARTER 2016	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended December 31,			Year ended December 31,
	2016	2015	$ Change	2016	2015	$ Change
Net income attributable to EdR	$14,133	$14,773	$(640)	$44,924	$19,911	$25,013
Gain on sale of collegiate housing assets	—	(2,770)	2,770	(23,956)	(2,770)	(21,186)
Impairment losses	2,500	—	2,500	2,500	—	2,500
Real estate related depreciation and amortization	22,229	18,026	4,203	79,653	66,499	13,154
Equity portion of real estate depreciation and amortization on equity investees	676	784	(108)	2,699	2,141	558
Noncontrolling interests	154	261	(107)	153	298	(145)
Funds from operations ("FFO") available to stockholders and unitholders	39,692	31,074	8,618	105,973	86,079	19,894
percent change			27.7%			23.1%

FFO adjustments:
Loss on extinguishment of debt	—	403	(403)	10,611	403	10,208
Acquisition costs	206	—	206	619	293	326
Change in fair value of contingent consideration liability (3)	2,146	—	2,146	1,046	—	1,046
Straight-line adjustment for ground leases (1)	1,175	1,187	(12)	4,731	4,782	(51)
FFO adjustments	3,527	1,590	1,937	17,007	5,478	11,529

Core funds from operations ("Core FFO") available to stockholders and unitholders	$43,219	$32,664	$10,555	$122,980	$91,557	$31,423
percent change			32.3%			34.3%

Earnings per share - diluted	$0.19	$0.27	$(0.08)	$0.65	$0.40	$0.25
percent change			(29.6)%			62.5%
FFO per weighted average share/unit (2)	$0.54	$0.58	$(0.04)	$1.52	$1.72	$(0.20)
percent change			(6.9)%			(11.6)%
Core FFO per weighted average share/unit (2)	$0.59	$0.61	$(0.02)	$1.77	$1.83	$(0.06)
percent change			(3.3)%			(3.3)%

Weighted average shares/units (2)	73,595	53,788	19,807	69,600	49,991	19,609
percent change			36.8%			39.2%

(1) This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact, and the dilutive impact of the ATM Forward.

(3) This represents the fair value adjustment for The Hub at Madison and Urbane's contingent purchase price consideration.

FOURTH QUARTER 2016	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended December 31,				Year Ended December 31,
	2016	2015	$ Change	% Change	2016	2015	$ Change	% Change
Revenues
Same-communities(1)	$60,056	$59,270	$786	1.3%	$218,729	$212,318	$6,411	3.0%
New-communities (2)	20,381	9,647	10,734	NM	51,655	17,139	34,516	NM
Sold-communities(3)	—	2,864	(2,864)	NM	3,803	11,166	(7,363)	NM
Total revenues	80,437	71,781	8,656	12.1%	274,187	240,623	33,564	13.9%

Operating expenses (4)
Same-communities(1)	21,743	21,500	243	1.1%	90,667	88,328	2,339	2.6%
New-communities (2)	6,068	2,720	3,348	NM	18,537	6,205	12,332	NM
Sold-communities(3)	—	1,611	(1,611)	NM	2,174	6,750	(4,576)	NM
Total operating expenses	27,811	25,831	1,980	7.7%	111,378	101,283	10,095	10.0%

Net operating income
Same-communities(1)	38,313	37,770	543	1.4%	128,062	123,990	4,072	3.3%
New-communities (2)	14,313	6,927	7,386	NM	33,118	10,934	22,184	NM
Sold-communities(3)	—	1,253	(1,253)	NM	1,629	4,416	(2,787)	NM
Total net operating income	$52,626	$45,950	$6,676	14.5%	$162,809	$139,340	$23,469	16.8%

(1) Same-communities are defined as those communities that were owned and operating for the full year as of December 31, 2016 and 2015 and are not conducting substantial development or redevelopment activities or have other significant changes in design beds. See page 29 of this supplement for a listing of same-communities.

(2) See page 30 of this supplement for a listing of which communities are categorized as new-communities.
(3) Represents operating results from communities sold in 2015 or 2016.
(4) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

FOURTH QUARTER 2016	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended December 31, 2016			Three months ended December 31, 2015
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$6,444	$259	29%	$6,572	$264	31%	$(128)	(1.9)%
On-Site Payroll	3,902	157	18%	4,001	161	18%	(99)	(2.5)%
General & Administrative(2)	3,642	146	17%	3,724	150	17%	(82)	(2.2)%
Maintenance & Repairs(3)	1,368	55	6%	1,410	57	7%	(42)	(3.0)%
Marketing	921	37	4%	856	34	4%	65	7.6%
Total Direct Operating Expenses	$16,277	$654	74%	$16,563	$666	77%	$(286)	(1.7)%

Real Estate Taxes	4,917	198	23%	4,319	174	20%	598	13.8%
Insurance	549	22	3%	618	25	3%	(69)	(11.2)%
Total Fixed Operating Expenses	$5,466	$220	26%	$4,937	$199	23%	$529	10.7%
Total Property Operating Expenses	$21,743	$874	100%	$21,500	$865	100%	$243	1.1%

	Year ended December 31, 2016			Year ended December 31, 2015
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$25,190	$1,012	28%	$24,978	$1,004	28%	$212	0.8%
On-Site Payroll	16,573	666	18%	16,397	659	19%	176	1.1%
General & Administrative(2)	14,024	564	16%	13,774	554	16%	250	1.8%
Maintenance & Repairs(3)	9,660	388	11%	9,227	371	10%	433	4.7%
Marketing	3,736	150	4%	3,557	143	4%	179	5.0%
Total Direct Operating Expenses	$69,183	$2,780	77%	$67,933	$2,731	77%	$1,250	1.8%

Real Estate Taxes	19,275	775	21%	17,919	720	20%	1,356	7.6%
Insurance	2,209	89	2%	2,476	100	3%	(267)	(10.8)%
Total Fixed Operating Expenses	$21,484	$864	23%	$20,395	$820	23%	$1,089	5.3%
Total Property Operating Expenses	$90,667	$3,644	100%	$88,328	$3,551	100%	$2,339	2.6%

Same-community beds	24,880

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

FOURTH QUARTER 2016	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
2016 Same-Communities
Revenue	$59,270	$58,490	$51,584	$48,599	$60,056	$218,729
Operating Expenses	21,500	21,060	21,750	26,114	21,743	90,667
Net Operating Income	$37,770	$37,430	$29,834	$22,485	$38,313	$128,062
Margin	64%	64%	58%	46%	64%	59%
Beds	74,640	74,640	74,640	74,640	74,640	298,560
Occupancy(1)	97.6%	96.7%	84.4%	88.3%	95.6%	91.2%
Net Apartment Rent per Occupied Bed	$769	$761	$754	$662	$796	$745
Other Income per Occupied Bed	45	49	65	76	45	58
Total Revenue per Occupied Bed	$814	$810	$819	$738	$841	$803
Operating Expense per Available Bed	$288	$282	$291	$350	$291	$304

2016 New-Communities
Revenue	$9,647	$9,469	$8,527	$13,278	$20,381	$51,655
Operating Expenses	2,720	2,529	3,542	6,398	6,068	18,537
Net Operating Income	$6,927	$6,940	$4,985	$6,880	$14,313	$33,118
Margin	72%	73%	58%	52%	70%	64%
Beds	11,376	11,570	14,030	20,411	23,547	69,558
Occupancy(1)	92.9%	92.6%	65.9%	83.2%	92.1%	84.3%
Net Apartment Rent per Occupied Bed	$885	$849	$863	$690	$894	$822
Other Income per Occupied Bed	28	34	59	92	46	59
Total Revenue per Occupied Bed	$913	$883	$922	$782	$940	$881
Operating Expense per Available Bed	$239	$219	$252	$313	$258	$266

2016 Sold-Communities
Revenue	$2,864	$2,224	$1,579	$—	$—	$3,803
Operating Expenses	1,611	1,300	874	—	—	2,174
Net Operating Income	$1,253	$924	$705	$—	$—	$1,629
Margin	44%	42%	45%	—%	—%	43%
Beds	6,264	5,184	4,032	—	—	9,216
Occupancy(1)	86.6%	85.9%	93.3%	—%	—%	89.1%
Net Apartment Rent per Occupied Bed	$510	$472	$388	$—	$—	$434
Other Income per Occupied Bed	19	27	31	—	—	29
Total Revenue per Occupied Bed	$529	$499	$419	$—	$—	$463
Operating Expense per Available Bed	$257	$251	$217	$—	$—	$236

FOURTH QUARTER 2016	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

2016 Total Communities
Revenue	$71,781	$70,183	$61,690	$61,877	$80,437	$274,187
Operating Expenses	25,831	24,889	26,166	32,512	27,811	111,378
Net Operating Income	$45,950	$45,294	$35,524	$29,365	$52,626	$162,809
Margin	64%	65%	58%	47%	65%	59%
Beds	92,280	91,394	92,702	95,051	98,187	377,334
Occupancy(1)	96.3%	95.5%	82%	87.2%	94.8%	89.9%
Net Apartment Rent per Occupied Bed	$767	$757	$749	$668	$819	$750
Other Income per Occupied Bed	41	46	63	79	46	58
Total Revenue per Occupied Bed	$808	$803	$812	$747	$865	$808
Operating Expense per Available Bed	$280	$272	$282	$342	$283	$295

(1) Represents the weighted average physical occupancy for the period presented.

FOURTH QUARTER 2016	9

2016 RESULTS PRESENTED IN 2017 SAME-COMMUNITY MIX

Build-up to 2017 Same-Community Mix
(Amounts in thousands, except beds and per bed amounts)	Three Months Ended				Total / Weighted Average - Full Year 2016
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
2016 Same-Communities
Revenue	$58,490	$51,584	$48,599	$60,056	$218,729
Operating Expenses	21,060	21,750	26,114	21,743	90,667
Net Operating Income	$37,430	$29,834	$22,485	$38,313	$128,062
Margin	64%	58%	46%	64%	59%
Beds	74,640	74,640	74,640	74,640	298,560
Occupancy(1)	96.7%	84.4%	88.3%	95.6%	91.2%
Net Apartment Rent per Occupied Bed	$761	$754	$662	$796	$745
Other Income per Occupied Bed	49	65	76	45	58
Total Revenue per Occupied Bed	$810	$819	$738	$841	$803
Operating Expense per Available Bed	$282	$291	$350	$291	$304

Plus:
Communities moving to Same-Communities in 2017
Revenue	$8,260	$5,671	$6,124	$8,586	$28,641
Operating Expenses	1,733	2,010	2,646	2,395	8,784
Net Operating Income	$6,527	$3,661	$3,478	$6,191	$19,857
Margin	79%	65%	57%	72%	69%
Beds	9,372	9,372	9,372	9,372	37,488
Occupancy(1)	93.0%	59.7%	78.9%	95.8%	81.9%
Net Apartment Rent per Occupied Bed	$911	$953	$725	$927	$879
Other Income per Occupied Bed	36	61	103	29	55
Total Revenue per Occupied Bed	$947	$1,014	$828	$956	$934
Operating Expense per Available Bed	$185	$215	$282	$256	$234

Less:
Moved to Other-Community(2)
Revenue	$3,200	$1,951	$2,219	$3,090	$10,460
Operating Expenses	1,527	1,382	1,614	1,508	6,031
Net Operating Income	$1,673	$569	$605	$1,582	$4,429
Margin	52%	29%	27%	51%	42%
Beds	3,675	3,675	3,675	3,675	14,700
Occupancy(1)	93.3%	49.7%	69.1%	87.8%	75.0%
Net Apartment Rent per Occupied Bed	$880	$846	$692	$903	$838
Other Income per Occupied Bed	53	223	182	54	111
Total Revenue per Occupied Bed	$933	$1,069	$874	$957	$949
Operating Expense per Available Bed	$416	$376	$439	$410	$410

FOURTH QUARTER 2016	10

2016 RESULTS PRESENTED IN 2017 SAME-COMMUNITY MIX

Build-up to 2017 Same-Community Mix
(Amounts in thousands, except beds and per bed amounts)	Three Months Ended				Total / Weighted Average - Full Year 2016
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
2017 Same-Communities
Revenue	$63,550	$55,304	$52,504	$65,552	$236,910
Operating Expenses	21,266	22,378	27,146	22,630	93,420
Net Operating Income	$42,284	$32,926	$25,358	$42,922	$143,490
Margin	67%	60%	48%	65%	61%
Beds	80,337	80,337	80,337	80,337	321,348
Occupancy(1)	96.4%	83.1%	88.1%	96.0%	90.9%
Net Apartment Rent per Occupied Bed	$773	$768	$668	$807	$755
Other Income per Occupied Bed	48	61	75	43	56
Total Revenue per Occupied Bed	$821	$829	$743	$850	$811
Operating Expense per Available Bed	$265	$279	$338	$282	$291

(1) Represents the weighted average physical occupancy for the period presented.
(2) Effective January 1, 2017, the following communities will move from same-community to other-community: 1) Players Club serving Florida State University due to planned May 2017 demolition and redevelopment of the property and 2) University Towers, serving North Carolina State University, as we anticipate changing the way the community is operated and leased in 2017 due to a new freshman live-on requirement by the university, making year-over-year results incomparable due a significant change in the way this community will be leased and operated in 2017.

FOURTH QUARTER 2016	11

PRELEASING SUMMARY

				Preleasing at February 14,
	Design Beds	% of NOI	2016 Opening Occupancy	2017	2016	Preleasing Ahead/(Behind)	Projected Rate Growth(1)

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	4,658	14.3%	78.6%	39.5%	33.5%	6.0%	(1.0)%
Prior Year Occupancy 90% to 96.9% (Tier 2)	3,697	13.8%	94.0%	51.5%	45.3%	6.2%	2.6%
Prior Year Occupancy 97% and Above (Tier 3)	16,911	71.9%	99.7%	68.0%	69.6%	(1.6)%	3.6%
Total Same-Communities (2)	25,266	100.0%	95.0%	60.3%	59.4%	0.9%	3.0%
Total Other-Communities (3)	889			21.7%	18.2%	3.5%
Total New-Communities (4)	3,124			26.4%
Total Communities	29,279			55.5%

Projected 2017-2018 Opening Revenue:
The same-community portfolio is projected to open the 2017-2018 lease-term with a 3.5% to 4.5% increase in rental revenue, with net rates up approximately 2.5% to 3.5% and an approximate 1% gain in occupancies compared to the prior year.

NOTE: This leasing update does not include communities serving the University of Kentucky, Boise State University or Northern Michigan University since each university's assignment process has not yet occurred. Players Club is not included, as the community is being redeveloped for 2018 delivery and is not leasing for the 2017-2018 lease-term.

(1) The projected rate growth presented represents the midpoint of the projected range for each individual tier, respectively.

(2) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2017/2018 leasing cycle. Design beds for Same-Communities included in the 2017 Preleasing Summary above include the following design beds: (1) total same-community design beds on page 29 of 24,880 less 2,982 beds at the University of Kentucky, 336 beds at Players Club and 889 beds at University Towers plus (2) 4,593 design beds on communities that are considered same for leasing purposes (see note 1 on page 30).

(3) Other-communities includes University Towers, serving North Carolina State University. As previously disclosed, University Towers will be reported in other communities in 2017 due to the University implementing a freshman live-on requirement starting this fall. As a result of the new live-on requirements, we are changing the way we market and operate the community in 2017, making year over year results incomparable.

(4) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities include the following: (1) our 2016 acquisitions of Pura Vida Place (100 beds), Carriage House (94 beds) and Urbane (311 beds), plus (2) beds at our 2017 development deliveries of The Local: Downtown (304 beds), Avid Square (475 beds) and SkyVue (824 beds), plus (3) our 2017 acquisition of Retreat at Corvallis (1,016 beds).

FOURTH QUARTER 2016	12

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at February 14,
	Design Beds	% of NOI	2016 Opening Occupancy	2017	2016	Preleasing Ahead/(Behind)	Projected Rate Growth(1)

Same-Communities - by Region (2)
Mid-Atlantic	5,758	28.2%	98.1%	77.3%	78.2%	(0.9)%	4.4%
Midwest	2,276	4.1%	76.9%	28.9%	26.4%	2.5%	(4.0)%
North	4,243	17.0%	95.3%	65.9%	58.1%	7.8%	2.1%
South Central	5,250	19.4%	93.0%	56.1%	61.7%	(5.6)%	3.7%
Southeast	4,001	13.1%	99.9%	58.6%	53.4%	5.2%	2.5%
West	3,738	18.2%	98.4%	54.8%	54.9%	(0.1)%	3.2%
Total Same-Communities	25,266	100.0%	95.0%	60.3%	59.4%	0.9%	3.0%

Same-Communities - by Distance from Campus
0-0.2 miles	14,324	65.3%	98.4%	63.1%	67.8%	(4.7)%	3.7%
0.21-0.49 miles	3,332	11.9%	85.4%	47.9%	41.3%	6.6%	(0.5)%
0.5-0.99 miles	2,041	7.4%	87.2%	68.9%	51.4%	17.5%	2.9%
1.0-1.99 miles	3,709	11.0%	92.5%	60.4%	55.4%	5.0%	2.0%
2.0 & > miles	1,860	4.4%	99.6%	51.7%	43.8%	7.9%	1.9%
Total Same-Communities	25,266	100.0%	95.0%	60.3%	59.4%	0.9%	3.0%

NOTE: Leasing update does not include the University of Kentucky since the university's assignment process has not yet occurred. Players Club is not included, as the community is being redeveloped for 2018 delivery and is not leasing for the 2017-2018 lease-term.

(1) The projected rate growth presented represents the midpoint of the projected range for each individual region or distance, respectively.

(2) See definition of regions on page 32.

FOURTH QUARTER 2016	13

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*
Other 20.8%
University of Kentucky(1) 16.0%
Arizona State University 5.7%
University of Connecticut 5.6%
Pennsylvania State University 4.8%
University of Texas at Austin 3.7%
University of Mississippi 3.5%
Syracuse University 3.4%
Texas Tech University 3.4%
University of Virginia 3.1%
Texas Christian University 3.1%
North Carolina State 3.1%
University of Arizona 2.9%
University of Alabama 2.6%
University of Wisconsin 2.5%
University of Colorado, Boulder 2.5%
University of Florida 2.5%
University of Michigan 2.3%
Florida International University 2.2%
University of Central Florida 2.2%
University of Tennessee 2.1%
Kent State University 2.0%

*The data above is based on actual 2016 revenues, but excludes properties that were sold during 2016.
(1) All revenue at the University of Kentucky is from ONE PlanSM on-campus assets.

FOURTH QUARTER 2016	14

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Kentucky 17.6%
Texas 10.1%
Arizona 8.6%
Florida 7.7%
Connecticut 5.6%
North Carolina 5.0%
Pennsylvania 4.8%
Virginia 4.1%
Mississippi 3.5%
Michigan 3.5%
New York 3.4%
Colorado 3.2%
Indiana 2.9%
Missouri 2.7%
Alabama 2.6%
Wisconsin 2.5%
Oklahoma 2.4%
California 2.4%
Tennessee 2.1%
Ohio 2.0%
Other 3.3%

*The data above is based on actual 2016 revenues, but excludes properties that were sold during 2016.

FOURTH QUARTER 2016	15

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

EdR Market Supply, Enrollment and Revenue Growth

EdR Markets (% of enrollment):	2013	2014	2015	2016*	2017*
Projected new supply	2.2%	2.2%	2.0%	1.8%	2.1%
Projected enrollment growth	1.3%	1.4%	1.5%	1.5%	1.8%
	0.9%	0.8%	0.5%	0.3%	0.3%

Same-community:
Occupancy increase (decrease)	3.0%	2.0%	0.4%	(1.1)%	1.0%
Rate increase	2.0%	2.0%	3.4%	3.4%	3.0%
Total leasing revenue growth	5.0%	4.0%	3.8%	2.3%	4.0%

*Enrollment projections for 2016 and 2017 represent the 3-year enrollment CAGR through 2015 for our current portfolio and our portfolio with 2017 deliveries, respectively.

FOURTH QUARTER 2016	16

OWNED COMMUNITY PROJECTED 2017 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2017 New Supply and Demand Information by Region

Region (2)	Percentage of Owned Beds	Pro Forma EdR NOI%(1)	Enrollment Growth 3 Year CAGR - Universities Served	2017 New Supply %	Variance
West	14%	16%	2.0%	1.6%	0.4%
Mid Atlantic	17%	20%	1.8%	0.9%	0.9%
North	17%	16%	—%	1.7%	(1.7)%
South Central	32%	34%	2.4%	3.3%	(0.9)%
Southeast	12%	9%	3.2%	1.4%	1.8%
Midwest	8%	5%	1.2%	3.8%	(2.6)%
Total	100%	100%	1.8%	2.1%	(0.3)%

Projected 2017 New Supply Sorted by Percentage Increase				University Markets with >5% Increase in 2017 Supply

New Supply Growth	University Markets	EdR Beds	Pro Forma EdR NOI %(1)	University	New Supply Increase	Pro Forma EdR NOI %(1)
0%	48%	36%	36%	Boise State University	5.2%	1%
0.1% to 1.0%	4%	3%	3%	University of Oklahoma	7.2%	1%
1.0% - 3.0%	26%	25%	24%	Texas Tech University	12.3%	2%
3.0% - 5.0%	12%	29%	32%	University of Missouri	5.3%	1%
> 5.0%	10%	7%	5%			5%
Total	100%	100%	100%

NOTE: Schedule represents all markets served by EdR communities and includes the 2016 acquisitions and developments and all announced 2017 developments and acquisitions. Data was obtained from the National Center for Education Statistics, AXIOMetrics and local market data.

(1) NOI is based on 2016 actual net operating income with pro forma adjustments for 2016 and 2017 developments and acquisitions that have been operating for less than 12 months.
(2) See definition of regions on page 32.

FOURTH QUARTER 2016	17

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)

Active Projects	Project Type	EdR's Ownership Percentage	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Economic Ownership Cost(1)	Development Cost Funded by EdR's Balance Sheet (Excludes Partner Contribution)(2)	EdR's Remaining Cost to be Funded
University of Kentucky - University Flats	ONE Plan (3)	100%	771	In progress	Summer 2017	$74,000	$74,000	$74,000	$22,000
Boise State University	ONE Plan (3)	100%	656	In progress	Summer 2017	39,800	39,800	39,800	23,300
University of Kentucky - Lewis Hall	ONE Plan (3)	100%	346	In progress	Summer 2017	26,900	26,900	26,900	13,500
Michigan State University - SkyVue	Joint Venture	90%	824	In progress	Summer 2017	89,900	80,900	87,700	33,300
Texas State University - The Local: Downtown	Joint Venture	80%	304	In progress	Summer 2017	29,600	23,700	28,100	14,400
Oklahoma State University - Avid Square	Joint Venture	70%	475	In progress	Summer 2017	47,200	33,000	43,700	28,200
Northern Michigan University	ONE Plan (3)	100%	800	In progress	Summer / Dec 2017	50,300	50,300	50,300	41,600
Total - 2017 Deliveries			4,176			$357,700	$328,600	$350,500	$176,300

University of Pittsburgh	Joint Venture	80%	723	In progress	Summer 2018	$106,100	$84,900	$100,300	$84,500
Florida State University - Players Club redevelopment	Wholly Owned	100%	592	Summer 2017	Summer 2018	38,000	38,000	38,000	37,100
Northern Michigan University	ONE Plan (3)	100%	400	Summer 2017	Summer 2018	25,100	25,100	25,100	25,100
University of Minnesota - Hub at Minneapolis	Joint Venture	51%	707	In progress	Summer 2018	97,900	49,900	83,500	82,400
Arizona State University	Joint Venture	90%	857	In progress	Summer 2018	164,900	148,400	159,100	139,100
Cornell University	ONE Plan (3)	100%	872	In progress	Summer 2018	86,000	86,000	86,000	84,200
Total - 2018 Deliveries			4,151			$518,000	$432,300	$492,000	$452,400

University of Hawai'i - Hale Mahana	Joint Venture	90%	599	In progress	Fall 2018 or 2019	$109,600	$98,600	$106,300	$86,900
Total - 2019 Deliveries			599			$109,600	$98,600	$106,300	$86,900

Total Active Projects			8,926			$985,300	$859,500	$948,800	$715,600

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

(1) Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

(2) For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the developments costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

(3) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

FOURTH QUARTER 2016	18

CAPITAL ALLOCATION – LONG TERM FUNDING PLAN

(Amounts in millions)

Sources and Uses of Capital for All Announced Transactions

Estimated Capital Uses:
	Total Project Development Cost(2)	Acquisition or Development Costs funded by EdR Balance Sheet (Excludes Partner Contribution)(2)	Less: Costs Incurred to Date(2)	Remaining Capital Needs(2)
2017 Acquisitions(1)	$145	$145	$—	$145
2017 Development Deliveries	358	351	175	176
2018 Development Deliveries	518	492	40	452
2019 Development Deliveries	110	106	19	87
Total	$1,131	$1,094	$234	$860

Estimated Capital Sources:
		2017	Thereafter	Capital Sources
Cash on Hand at December 31, 2016		$34	$—	$34
Equity Proceeds Available from ATM Forward Sales(3)		296	—	296
Additional Debt, Including Draws on Revolving Credit Facility(4)		367	163	530
Total Estimate		$697	$163	$860

Debt to Gross Assets

		December 31, 2016	Pro Forma for Funding Needs Through December 31, 2017(5)	Pro Forma Assuming All Funding Completed(6)
Debt to Gross Assets		18%	25%	28%

(1) Represents purchase price for the acquisition of the Retreat at Corvallis which closed in January 2017, 319 Bragg which is expected to close in February 2017 and the second closing of Urbane which will occur in September 2017.

(2) Represents the share of development cost that is funded by EdR's balance sheet, which excludes any partner contributions - see page 18 for details.
(3) Represents available proceeds from completed but unsettled forward sales through January 2017 under the ATM. The sales can be settled, shares issued and proceeds received at the Company's option through the end of 2017.

(4) The balance on the revolving credit facility as of December 31, 2016 was $20.0 million.
(5) Represents pro forma December 31, 2016 debt to gross assets including the impact of funding only the anticipated capital needed in 2017, in the manner shown in the estimated capital sources table above for 2017.

(6) Represents pro forma December 31, 2016 debt to gross assets as if all announced acquisitions and developments were 100% funded as of December 31, 2016 in the manner shown in the estimated capital sources table above.

FOURTH QUARTER 2016	19

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands, except bed count)

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Year Ended December 31, 2016 (1)	Remaining Fees to Earn
Texas A&M - Commerce	490	In progress	Summer 2017	29,925	1,260	—	210	1,050
East Stroudsburg University - Pennsylvania Ph II	488	In progress	Summer 2017	45,349	1,374	—	338	1,036
Shepherd University	298	In progress	Summer 2017	22,385	1,025	—	395	630
Total	1,276			$97,659	$3,659	$—	$943	$2,716

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.

FOURTH QUARTER 2016	20

CAPITAL STRUCTURE

as of December 31, 2016			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets		Variable Rate - Mortgage Debt	$32,950	2.7%	0.5
Debt(1)	$520,076	Variable Rate - Construction Debt	29,626	2.6%	0.8
Gross Assets(2)	2,821,819	Variable Rate - Unsecured Revolving Credit Facility	20,000	1.9%	1.9
Debt to Gross Assets	18.4%	Fixed Rate - 5 Yr. Unsecured Term Loan (6)	65,000	2.9%	2.0
		Fixed Rate - 7 Yr. Unsecured Term Loan (6)	122,500	3.9%	4.0
Net Debt to Gross Assets		Fixed Rate - Unsecured Senior Notes	250,000	4.6%	7.9
Net Debt	$485,601	Debt(1) / Weighted Average	520,076	3.9%	5.2
Gross Assets(7)	2,787,344	Less: Cash	34,475
Net Debt to Gross Assets	17.4%	Net Debt	485,601

Net Debt to Enterprise Value
Net Debt	$485,601
Market Equity(3)	3,101,068	Interest Coverage (TTM) (4)	9.0x
Enterprise Value	$3,586,669	Net Debt to EBITDA - Adjusted (TTM) (5)	1.7x
		Variable Rate Debt to Total Debt	15.9%
Net Debt to Enterprise Value	13.5%
		Undrawn Forward Equity Proceeds (8)	$288,650

(1) Excludes unamortized deferred financing costs of $2.9 million.
(2) Excludes accumulated depreciation of $315.6 million.
(3) Market equity includes 73,075,455 shares of the Company's common stock and 235,851 units outstanding, which are convertible into common shares, and is calculated using $42.30 per share, the closing price of the Company's common stock on December 31, 2016.

(4) Equals Adjusted EBITDA of $139.0 million divided by interest expense of $15.5 million. See page 25 for reconciliation to Adjusted EBITDA.
(5)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(6) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin. In January 2017, the Trust amended the term loans to extend the maturity of the five year tranche by three years to 2022 and reduce the rate of the seven year tranche by 35 bps.

(7) Excludes accumulated depreciation of $315.6 million and cash of $34.5 million.
(8) Represents available proceeds from sales of common stock sold under ATM forward agreements through December 31, 2016. As of January 31, 2017, the Trust had undrawn forward equity proceeds of $296.5 million. The forward transactions can be settled, shares issued and proceeds received at any time at the Company's option through the end of 2017. Undrawn proceeds from the completed ATM forward sales are not factored into the metrics above.

FOURTH QUARTER 2016	21

CAPITAL STRUCTURE

as of December 31, 2016
NOTE: At December 31, 2016, the Trust had $34.5 million of cash on hand and $288.7 million of undrawn proceeds from shares sold under ATM forward agreements during the year.

Weighted Average Interest Rate of Debt Maturing Each Year (2)
	2017	2018	2019	2020	2021	2022	2023	2024
Fixed Rate Debt	—%	—%	2.9%	—%	3.9%	—%	—%	4.6%
Variable Rate Debt	2.7%	1.9%	—%	—%	—%	—%	—%	—%
Total Debt	2.7%	1.9%	2.9%	—%	3.9%	—%	—%	4.6%

(1) The unsecured revolving credit facility has an initial maturity of November 19, 2018 and has a one-year extension option that may be exercised if certain conditions are met. The revolver has a current balance of $20.0 million.

(2) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FOURTH QUARTER 2016	22

CAPITAL STRUCTURE

Pro forma for January 2017 capital transactions(1)

NOTE: At January 31, 2017, the Trust had $296.5 million of undrawn proceeds from shares sold under ATM forward agreements since August 2016.

Weighted Average Interest Rate of Debt Maturing Each Year (3)
	2017	2018	2019	2020	2021(1)	2022(1)	2023	2024
Fixed Rate Debt	—%	—%	—%	—%	3.5%	2.9%	—%	4.6%
Variable Rate Debt	2.7%	1.9%	—%	—%	—%	—%	—%	—%
Total Debt	2.7%	1.9%	—%	—%	3.5%	2.9%	—%	4.6%

(1) In January 2017, the Trust amended the term loans to extend the maturity of the five year tranche by three years from 2019 to 2022, reduced the interest rate margin of the seven year tranche by 35 bps and entered into forward swap agreements to effectively fix the interest rate during the extension period.

(2) The unsecured revolving credit facility has an initial maturity of November 19, 2018 and has a one-year extension option that may be exercised if certain conditions are met. The revolver had a balance of $20.0 million as of December 31, 2016.

(3) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin. The amounts above are pro forma for January 2017 capital transactions.

FOURTH QUARTER 2016	23

UNSECURED SENIOR NOTE COVENANTS

as of December 31, 2016
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	18.5%
Secured Debt to Total Asset Value	≤ 40%	2.2%
Unencumbered Asset Value to Unsecured Debt	> 150%	587.9%
Interest Coverage	> 1.5x	6.58x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA:
EdR Adjusted EBITDA(2)	$139,047
Pro forma Adjustments - acquisitions & dispositions (1)	3,899
Total Adjusted Pro Forma EBITDA	$142,946

Pro Forma Interest Expense:
Interest expense	$15,454
Add back: Capitalized interest	7,207
Pro forma adjustments	(936)
Pro forma interest expense	$21,725

Interest Coverage	6.58x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 25 for a reconciliation to EdR Adjusted EBITDA.

FOURTH QUARTER 2016	24

RECONCILIATION OF NON-GAAP MEASURES

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)

(Amounts in thousands)
	For the Year Ended December 31,
	2016	2015
Net income attributable to common shareholders	$44,924	$19,911
Straight line adjustment for ground leases	4,731	4,782
Acquisition costs	619	293
Depreciation and amortization	81,413	68,022
Loss on impairment of collegiate housing assets	2,500	—
Gain on sale of collegiate housing assets	(23,956)	(2,770)
Interest expense	15,454	24,449
Amortization of deferred financing costs	1,731	2,089
Interest income	(490)	(213)
Loss on extinguishment of debt	10,611	403
Income tax expense	684	347
Other operating expense - change in fair value of contingent consideration liability	1,046	—
Noncontrolling interests	(220)	171
Adjusted EBITDA	139,047	117,484
Annualize acquisitions, developments and dispositions(1)	9,938	9,711
Pro Forma Adjusted EBITDA	$148,985	$127,195

(1) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

FOURTH QUARTER 2016	25

RECONCILIATION OF NON-GAAP MEASURES

Net operating income (NOI)

(Amounts in thousands)	Year ended December 31,
	2016	2015
Operating income	$49,066	$45,055
Less: Third-party development services revenue	(2,364)	(2,233)
Less: Third-party management services revenue	(3,588)	(3,670)
Plus: Other operating expense	1,046	—
Plus: Development and management services expenses	10,671	11,446
Plus: General and administrative expenses, development pursuit, acquisition costs and severance	11,603	9,452
Plus: Ground leases	12,462	11,268
Plus: Impairment loss on collegiate housing properties	2,500	—
Plus: Depreciation and amortization	81,413	68,022
NOI	$162,809	$139,340

Debt to gross assets

(Amounts in thousands)	December 31, 2016	December 31, 2015
Mortgage and construction loans, excluding unamortized deferred financing costs of $56 and $953 as of December 31, 2016 and 2015, respectively	$62,576	$205,464
Unsecured revolving credit facility	20,000	—
Unsecured term loan, excluding unamortized deferred financing costs of $762 and $982 as of December 31, 2016 and 2015, respectively	187,500	187,500
Unsecured Senior Notes, excluding unamortized deferred financing costs of $2,062 and $2,322 as of December 31, 2016 and 2015, respectively	250,000	250,000
Total debt, excluding unamortized deferred financing costs	$520,076	$642,964

Total assets	$2,506,185	$2,001,831
Accumulated depreciation(1)	315,634	270,993
Gross assets	$2,821,819	$2,272,824

Debt to gross assets	18.4%	28.3%
(1) Represents accumulated depreciation on real estate assets.

FOURTH QUARTER 2016	26

2017 GUIDANCE

(Amounts in thousands, except per share/unit data)	Year ending December 31, 2016
	Low End	High End

Net income attributable to EdR	$50,900	$58,400

Real estate related depreciation and amortization	88,200	88,200
Equity portion of real estate depreciation and amortization on equity investees	2,500	2,500
Noncontrolling interests	(300)	(300)
Funds from operations ("FFO") available to stockholders and unitholders	$141,300	$148,800

FFO adjustments:
Straight-line adjustment for ground leases(1)	4,700	4,700
FFO adjustments	4,700	4,700

Core funds from operations ("Core FFO") available to stockholders and unitholders	$146,000	$153,500

Earnings per share - diluted	$0.66	$0.76

FFO per weighted average share/unit(2)	$1.84	$1.94

Core FFO per weighted average share/unit(2)	$1.90	$2.00

Weighted average shares/units(2)	76,800	76,800

Note: See page 28 for details on guidance assumptions.

(1) Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and operating partnership units outstanding, regardless of their dilutive impact.

FOURTH QUARTER 2016	27

2017 GUIDANCE

(Amounts in thousands, except per share data)
2017 Guidance Assumptions

Core FFO					Development and Management Services
	Low		High	Change from 2016 (%)		Low		High
Core FFO	$146,000	-	$153,500		Third-party development services revenue	$3,400
Core FFO Per Share/Unit	$1.90	-	$2.00	7% to 13%	Third-party management services revenue	$3,200

Community Net Operating Income Guidance Assumptions					G&A and Nonoperating Expenses
	Low		High			Low		High
Same-community revenue growth	2.5%	-	3.5%		Interest expense, before capitalized interest and including amortization of deferred financing costs	$32,000	-	$33,000
Same-community operating expense growth	3.0%	-	4.0%		Capitalized Interest	$14,400	-	$16,200
Same-community net operating income growth	2.0%	-	3.0%		General and administrative expenses (including management and development services)	$24,000	-	$25,500
Same-community - fall revenue growth	3.5%	-	4.5%		Ground lease expense, excluding straight-line	$8,800
					Depreciation and amortization	$90,600
New-communities:					Depreciation and amortization add back to Core FFO	$88,200
New-community NOI	$42,800	-	$44,600
Comprised of:					Other
NOI on 2017 developments and acquisitions	$17,400	-	$18,700			Low		High
NOI on 2016 developments and acquisitions	$29,500	-	$30,000		Income tax expense	$400
Preopening expenses, included in amounts above	$4,100				Equity in earnings of unconsolidated entities	$700
					Core FFO depreciation add back related to unconsolidated entities above	$2,500
Other-communities:					Net loss attributable to noncontrolling interests	$800
Other-community NOI	$2,000				Noncontrolling interest adjustment to FFO	$(300)
Preopening expenses related to redevelopment of Players Club, included in above	$400
					Full year weighted average shares/units	76,800
Potential Capital Transactions	Dollar Volume
	Low		High
Acquisitions	$75,000	-	$125,000
Equity issuances, including settling ATM forward shares	$400,000
New Term Loan at 4.5%	$150,000

FOURTH QUARTER 2016	28

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Same Communities
Players Club(5)	Florida State University	Jan '05	336	The District on 5th	University of Arizona	Oct '12	764
University Towers(6)	North Carolina State University	Jan '05	889	Campus Village	Michigan State University	Oct '12	355
The Reserve on Perkins	Oklahoma State University	Jan '05	732	The Province	Kent State University	Nov '12	596
The Pointe	Pennsylvania State University	Jan '05	984	The Suites at Overton Park	Texas Tech University	Dec '12	465
The Lofts	University of Central Florida	Jan '05	730	The Centre at Overton Park	Texas Tech University	Dec '12	400
The Reserve at Columbia	University of Missouri	Jan '05	676	The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503
Commons at Knoxville	University of Tennessee	Jan '05	708	3949	Saint Louis University	Aug '13	256
Campus Creek	University of Mississippi	Feb '05	636	Lymon T. Johnson Hall (ONE Plan)(3)	University of Kentucky	Aug '13	301
Campus Lodge	University of Florida	Jun '05	1,115	Herman Lee Donovan Hall (ONE Plan)(3)	University of Kentucky	Aug '13	300
Carrollton Crossing	University of West Georgia	Jan '06	336	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
River Pointe	University of West Georgia	Jan '06	504	Roosevelt Point	Arizona State University - Downtown Phoenix	Aug '13	609
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Retreat at State College	Pennsylvania State University	Sept '13	587
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Cottages on Lindberg	Purdue University	Sept '13	745
GrandMarc at The Corner	University of Virginia	Oct '10	641	The Varsity	University of Michigan	Dec '13	415
Wertland Square	University of Virginia	Mar '11	152	The Lotus	University of Colorado - Boulder	Nov '11, Aug '14	235
Jefferson Commons	University of Virginia	Mar '11	82	109 Tower	Florida International University	Aug '14	542
The Berk on College	University of California, Berkeley	May '11	122	The Oaks on the Square- Ph III	University of Connecticut	Aug '14	116
The Berk on Arch	University of California, Berkeley	May '11	43	Frances Jewell Hall (ONE Plan)(3)	University of Kentucky	Aug '14	740
University Village Towers	University of California, Riverside	Sept '11	554	Georgia M. Blazer Hall (ONE Plan)(3)	University of Kentucky	Aug '14	427
Irish Row	University of Notre Dame	Nov '11	326	Haggin Hall (ONE Plan)(3)	University of Kentucky	Aug '14	396
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	Woodland Glen I (ONE Plan)(3)	University of Kentucky	Aug '14	409
The Reserve on Stinson	University of Oklahoma	Jan '12	612	Woodland Glen II (ONE Plan)(3)	University of Kentucky	Aug '14	409
Campus West (ONE Plan)	Syracuse University	Aug '12	313	The District on Apache	Arizona State University - Tempe	Sept '14	900
East Edge	University of Alabama	Aug '12	774		Total Same-Communities		24,880
The Province	East Carolina University	Sept '12	728

FOURTH QUARTER 2016	29

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
New Communities
The Retreat at Oxford(1)	University of Mississippi	Aug '13, Aug '16	1,018	The Hub at Madison(1)	University of Wisconsin	May '16	1,038
Commons on Bridge(1)(4)	University of Tennessee	June '15	150	Holmes Hall (ONE Plan)(3)	University of Kentucky	Aug '16	645
Oaks on the Square- Ph IV(1)(4)	University of Connecticut	Aug '15	391	Boyd Hall (ONE Plan)(3)	University of Kentucky	Aug '16	496
The Retreat at Louisville(1)(4)	University of Louisville	Aug '15	656	The Retreat at Blacksburg(1)	Virginia Tech	Aug '16	829
Woodland Glen III (ONE Plan)(3)(4)	University of Kentucky	Aug '15	782	Pura Vida Place(2)	Colorado State University	Aug '16	100
Woodland Glen IV (ONE Plan)(3)(4)	University of Kentucky	Aug '15	578	Carriage House(2)	Colorado State University	Aug '16	94
Woodland Glen V (ONE Plan)(3)(4)	University of Kentucky	Aug '15	250	Urbane(2)	University of Arizona	Sept '16	311
The Province Boulder(1)(4)	University of Colorado - Boulder	Sept '15	317		Total New-Communities		7,849
Lokal(1)	Colorado State University	March '16	194		Total Owned-Communities		32,729

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. These communities are considered same-community for 2017/2018 leasing purposes, as the Company managed the leasing process for both the 2016/2017 lease cycle and is currently managing the leasing process for the 2017/2018 lease cycle. Total same-community beds for leasing purposes is 25,266.

(2) These properties are considered new for purposes of leasing, as we did not manage the leasing process for the 2016/2017 lease year.
(3) The Kentucky communities, totaling 5,733 beds, are excluded from the leasing update on pages 12 and 13, as the assignment process does not occur until May.
(4) These properties will move into same-communities effective January 1, 2017 for financial statement reporting purposes.
(5) Players Club will move into other-communities effective January 1, 2017 due to redevelopment of the property (see pages 10 and 11). This property is not included in 2017/2018 leasing results.
(6) University Towers will move into other-communities effective January 1, 2017 due to a change in their bed count as a result of the University's new freshman live-on requirement beginning with the 2017/2018 academic year. University Towers will be considered new for purposes of leasing.

FOURTH QUARTER 2016	30

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jeffrey Spector	(646) 855-1363	jeff.spector@baml.com
CANACCORD|Genuity	Ryan Meliker	(212) 389-8094	rmeliker@canaccordgenuity.com
Capital One	Tom Lesnick	(571) 633-8191	thomas.lesnick@capitalone.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Evercore ISI	Gwen Clark	(212) 446-5611	gwen.clark@evercoreisi.com
FBR Capital Markets & Co.	David Corak	(703) 312-1610	dcorak@fbr.com
Green Street Advisors	Ryan Burke	(949) 640-8780	rburke@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
JMP Securities	Aaron Hecht	(415) 835-3963	ahecht@jmpsecurities.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
RBC Capital Market	Wes Golladay	(440) 715-2650	wes.golladay@rbccm.com
Robert W Baird & Co.	Drew Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com

FOURTH QUARTER 2016	31

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt (excluding the unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community
Same-communities are defined as those communities that were owned and operating for the full year as of December 31, 2016 and 2015 and are not conducting substantial development or redevelopment activities or have other significant changes in design beds.

EdR's Economic Ownership of Developments	Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

Development Cost Funded by EdR's Balance Sheet
For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the developments costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

FOURTH QUARTER 2016	32

SAFE HARBOR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

FOURTH QUARTER 2016	33